EXHIBIT A

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                           Funds                                        Effective Date
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
FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND           SEPTEMBER 24, 2005
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FIRST TRUST VALUE LINE(R) ARITHMETIC INDEX FUND
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FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND     MARCH 15, 2006
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FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND           APRIL 25, 2006
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FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND        APRIL 25, 2006
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FIRST TRUST IBBOTSON CORE U.S. EQUITY ALLOCATION INDEX FUND
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FIRST TRUST IPOX-100 INDEX FUND                                APRIL 13, 2006
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FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND                   JUNE 23, 2006
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FIRST TRUST DB STRATEGIC VALUE INDEX FUND                      JULY 11, 2006
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FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND                  JUNE 23, 2006
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 FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND    FEBRUARY 14, 2007
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FIRST TRUST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES         FEBRUARY 14, 2007
INDEX FUND
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FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND         OCTOBER 13, 2006
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FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND                  OCTOBER 13, 2006
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FIRST TRUST S&P REIT INDEX FUND
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FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
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FIRST TRUST ISE WATER INDEX FUND
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FIRST TRUST ISE CHINDIA INDEX FUND
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FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND             MARCH 21, 2007
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